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                                  EXHIBIT 10.3

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement is made and entered into as of this 28th day of August, 2000, by and between The Savings Bank, an Ohio state chartered commercial bank (the "Bank"), and Stephen A. Gary (the "Employee").

     WHEREAS, the Bank and the Employee previously entered into an Employment Agreement dated as of January 28, 2000 (the "Agreement"), pursuant to which the Employee agreed to continue to act as President and CEO of the Bank;

     WHEREAS, The Bank and the Employee desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto mutually agree as follows:

1. Modification of Section 3(f)(v). Section 3(f)(v) of the Agreement shall be modified by renumbering it as 3(f)(iv) and subsection A of that subsection shall be deleted in its entirety and replaced by the following language:

          "(A) the acquisition of ownership or power to vote more than 35% of the voting stock of the Bank;"

2. Renumbering of Section 3(f). Subsections (vi) and (vii) of Section 3(f) of the Agreement shall be renumbered as subsections (v) and (vi), respectively.

3. Otherwise Unmodified. Except as set forth herein, the Agreement shall remain unmodified and in full force and effect.


     IN WITNESS WHEREOF, the Bank and the Employee have signed this Amendment to Employment Agreement as of the date and year first above written.

The Savings Bank


By:      /s/ Thomas F. Tootle
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     Name:        Thomas F. Tootle
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     Title:       Chairman
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  /s/ Stephen A. Gary
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Stephen A. Gary